SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 17, 2004

KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-16485	56-2169715

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

370 Knollwood Street
Winston-Salem, North Carolina	27103

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (336) 725-2981

Item 12. Results of Operations and Financial Condition.

     On February 17, 2004, Krispy Kreme Doughnuts, Inc. issued a press release announcing its systemwide sales results for its fourth fiscal quarter ended February 1, 2004 and its initial fiscal 2005 guidance.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

Dated: February 17, 2004	By:	/s/ Michael C. Phalen

Name: Michael C. Phalen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 17, 2004